EXHIBIT 4.1

                        OPTION CERTIFICATE NO. (1) / (2)
                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
                    Options for the Purchase of Common Stock



     This is to certify that (2) has been granted non-qualified stock options ("Options") which entitle her/him to subscribe on the form attached hereto for
(3) authorized, validly issued, fully paid and non-assessable shares of common stock, $.0001 par value per share, of Windswept Environmental Group, Inc. (the "Company") at a price of $ (4) per share, subject to the terms and conditions set forth herein, upon surrender hereof at the offices of the Company during the exercise period defined below, together with full payment for the shares being purchased and accompanied at the time of each exercise by such executed documents as the Company may reasonably require to ensure that the common stock to be issued upon such exercise will be issued in compliance with applicable federal and state securities laws. Unless this certificate is so surrendered, the Options granted hereby shall be void and the certificate of no value. If exercised in part, upon surrender the Company will amend the option certificate and reissue a certificate to the option holder which represents the remainder of the options not yet exercised.

     The Options represented hereby are exercisable in whole or in part by (2) from time to time but not earlier than (5) and prior to (6) and are non-transferable (except under the laws of descent and distribution). If employment is terminated within two years of the Grant Date for any reason whatsoever, this option certificate is forfeited and cancelled with no value. The holder of this certificate shall not have any of the rights of a stockholder in the Company by virtue of being such holder unless and until the Options are exercised.

Grant Date:            (7)




WINDSWEPT ENVIRONMENTAL GROUP, INC.


 /s/ Michael O'Reilly
-------------------------------
MICHAEL O'REILLY
Chairman & CEO


Attest:


 /s/
-------------------------------
Chief Financial Officer


                    See Attached Chart for Noted Information.

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

                                        NON-QUALIFIED OPTIONS
                                              EMPLOYEES

(1) Option                                             (4)Exercise
Certificate                              (3)Number         Price        (5)Exercisable                          (7)Grant
    No.              (2) Name             of Shares     (in dollars)      Commencing       (6)Termination          Date
-----------         -----------------    ----------    --------------   --------------     --------------       ----------

     1         Anderson, Ronalee           3,081           0.22             3/1/99             2/28/02             2/28/97
     2         Anderson, Ronalee           7,500           0.22           12/29/99            12/28/02            12/29/97
     1         Arzuaga, Gus               18,027           0.22            12/3/98             12/1/01             12/2/96
     2         Arzuaga, Gus               14,196           0.22           12/29/99            12/28/02            12/29/97
     1         Baez, Gabriel              13,173           0.22            12/3/98             12/1/01             12/2/96
     2         Baez, Gabriel              10,379           0.22           12/29/99            12/28/02            12/29/97
     1         Baez, Deivys                7,446           0.3438          7/21/01             7/20/04             7/21/99
     1         Baker, Donald               9,075           0.3438          7/21/01             7/20/04             7/21/99
     1         Baldwin, Arthur            22,880           0.22            12/3/98             12/1/01             12/2/96
     2         Baldwin, Artie             50,000           0.22           12/29/99            12/28/02            12/29/97
     4         Baldwin, Arthur            26,221           0.115            4/4/00              4/3/03              4/4/98
     4         Baldwin, Arthur            50,000           0.375          11/13/00            11/12/03            11/13/98
     1         Baldwin, Michael           10,400           0.22            12/3/98             12/1/01             12/2/96
     2         Baldwin, Mike               8,195           0.22           12/29/99            12/28/02            12/29/97
     1         Ball, Linda                11,787           0.22            12/3/98             12/1/01             12/2/96
     2         Ball, Linda                12,500           0.22           12/29/99            12/28/02            12/29/97
     1         Barbera, Alfred             9,867           0.22            12/3/98             12/1/01             12/2/96
     2         Barbera, Alfred             7,770           0.22           12/29/99            12/28/02            12/29/97
     1         Brickley, Robert           10,400           0.22            12/3/98             12/1/01             12/2/96
     2         Brickley, Robert            8,195           0.22           12/29/99            12/28/02            12/29/97
     1         Caldwell, Richard           8,000           0.22            12/2/98             12/1/01             12/2/96
     1         Castro, Luis                6,806           0.3438          7/21/01             7/20/04             7/21/99
     2         Chen, David Zhiming        10,400           0.22           12/29/99            12/28/02            12/29/97
     3         Chen, David Zhiming        10,000           0.3906          8/18/99             8/17/04             8/18/99
     2         Ciaccio, Joseph L.          4,992           0.22           12/29/99            12/28/02            12/29/97
     2         Clark, Karen P.             2,500           0.22           12/29/99            12/28/02            12/29/97
     1         Copeland, Matthew          13,173           0.22            12/3/98             12/1/01             12/2/96
     2         Copeland, Mat              10,379           0.22           12/29/99            12/28/02            12/29/97
     3         Copeland, Mat              30,000           0.13            3/13/00             3/12/03             3/13/98
     1         Deegan, Dennis             10,285           0.3438          7/21/01             7/20/04             7/21/99
     1         Domagala, Henryk            5,893           0.22             7/2/99             6/30/02              7/1/97
     2         Domagala, Hanryk            8,840           0.22           12/29/99            12/28/02            12/29/97
     1         Ferguson, Barbara           9,442           0.3438          7/21/01             7/20/04             7/21/99
     1         Filiberto, Theresa          9,801           0.3438          7/21/01             7/20/04             7/21/99
     1         Freidah, Richard           11,787           0.22            12/3/98             12/1/01             12/2/96
     2         Friedah, Dick               9,287           0.22           12/29/99            12/28/02            12/29/97
     2         Garbacz, Henryk            10,400           0.22           12/29/99            12/28/02            12/29/97
     1         Garcia, Joseph              4,667           0.22             7/2/99             6/30/02              7/1/97
     2         Garcia, Joseph              7,000           0.22           12/29/99            12/28/02            12/29/97
     1         Garcia, Wilfredo           10,400           0.22            12/3/98             12/1/02             12/2/96

                                                           2

     2         Garcia, Willy               8,195            0.22          12/29/99            12/28/02            12/29/97
     1         Gavigan, Jospeh            16,640           0.22            12/3/98             12/1/01             12/2/96
     1         Grosch, Wallace            17,333           0.22            12/3/98             12/1/01             12/2/96
     2         Grosch, Wally              15,017           0.22           12/29/99            12/28/02            12/29/97
     3         Grosch, Wallace            50,000           0.375          11/13/00            11/12/03            11/13/98
     1         Harvey, David              21,331           0.22            12/3/98             12/1/01             12/2/96
     2         Harvey, David              16,798           0.22           12/29/99            12/28/02            12/29/97
     3         Harvey, David              50,000           0.40            10/2/01             10/1/03             10/2/98
     1         Hernandez, Luis             6,050           0.3438          7/21/01             7/20/04             7/21/99
     1         Horvath, Karol              5,893           0.22             7/2/99             6/30/02              7/1/97
     2         Horvath, Karol              8,840           0.22           12/29/99            12/28/02            12/29/97
     1         Jaramillo, Luis             6,806           0.3438          7/21/01             7/20/04             7/21/99
     1         Jimenez, Dana              11,787           0.22            12/3/98             12/1/01             12/2/96
     2         Jimenez, Dana               9,287           0.22           12/29/99            12/28/02            12/29/97
     3         Jimenez, Dana              50,000           0.2031          3/30/01             3/29/04             3/30/99
     2         Kelly, Paul G.              9,000           0.22           12/29/99            12/28/02            12/29/97
     1         Koubiadis, John             6,101           0.22            12/3/98             12/1/01             12/2/96
     2         Koubiadis, John             5,637           0.22           12/29/99            12/28/02            12/29/97
     1         LaGrega, Anthony           11,787           0.22            12/3/98             12/1/01             12/2/96
     1         Loch, William              50,000           0.375          10/16/99            10/15/03            10/16/98
     1         Lopez, Augustin             2,773           0.22             7/2/99             6/30/02              7/1/97
     2         Lopez, Augustin             6,240           0.22           12/29/99            12/28/02            12/29/97
     1         Lopiccolo, Anthony         10,209           0.3438          7/21/01             7/20/04             7/21/99
     1         Losito, Anthony            15,12            0.3438          7/21/01             7/20/04             7/21/99
     1         Luce, Dick                  7,901           0.22            2/28/97              3/1/99             2/28/02
     1         Mazur, Michael             12,480           0.22            12/3/98             12/1/01             12/2/96
     2         Mazur, Michael              9,828           0.22           12/29/99            12/28/02            12/29/97
     1         McCalvin, S.J.             20,800           0.22            12/3/98             12/1/01             12/2/96
     2         McCalvin, Jim              50,000           0.22           12/29/99            12/28/02            12/29/97
     3         McCalvin, Jim              50,000           0.375          11/13/00            11/12/03            11/13/98
     1         Michalkiewicz, Grazyna      4,622           0.22             3/1/99             2/28/02             2/28/97
     2         Michalkiewicz, Grazyna      7,800           0.22           12/29/99            12/28/02            12/29/97
     1         Michel, Thomas              6,779           0.22             3/1/99             2/28/02             2/28/97
     2         Michel, Thomas             11,440           0.22           12/29/99            12/28/02            12/29/97
     3         Michel, Thomas             40,000           0.13            3/13/00             3/12/03             3/13/98
     1         Micheli, Jeffrey           21,333           0.22            12/3/98             12/1/01             12/2/96
     2         Micheli, Jeff             100,000           0.22           12/29/99            12/28/02            12/29/97
     3         Micheli, Jeff              50,000           0.375          11/13/00            11/12/03            11/13/98
     1         Moreno, Carlos              6,806           0.3438          7/21/01             7/20/04             7/21/99
     1         Mos, Laura                  6,933           0.22            12/3/98             12/1/01             12/2/96
     2         Mos, Laura                  7,500           0.22           12/29/99            12/28/02            12/29/97
     1         Mullady, Jenny              8,533           0.22            12/3/98             12/1/01             12/2/96
     2         Mullady, Jenny              7,758           0.22           12/29/99            12/28/02            12/29/97
     1         Murcia, Hector             13,173           0.22            12/3/98             12/1/01             12/2/96
     2         Murcia, Hector             10,379           0.22           12/29/99            12/28/02            12/29/97
     1         Nolasco, Rodrigo            6,050           0.3438          7/21/02             7/20/04             7/21/99
     1         O'Hea, Lynette              8,670           0.3438          7/21/01             7/20/04             7/21/99

                                                           3

     1         O'Reilly Eric               8,200           0.22           12/29/99            12/28/02            12/29/97
     1         O'Reilly, Tiffany           6,240           0.22            12/3/98             12/1/01             12/2/96
     2         O'Reilly, Tiffany           5,500           0.22           12/29/99            12/28/02            12/29/97
     1         Paciulli, John              4,211           0.22             3/1/99             2/28/02             2/28/97
     2         Paciulli, John              7,107           0.22           12/29/99            12/28/02            12/29/97
     3         Paciulli, John             50,000           0.3125          8/27/00             8/26/04             8/27/99
     1         Peters, John               14,543           0.3438          7/21/01             7/20/04             7/21/99
     1         Petrino, Victoria           6,101           0.22            12/3/98             12/1/01             12/2/96
     1         Realmuto, Charles          14,667           0.22            12/3/98             12/1/01             12/2/96
     2         Realmuto, Charles          11,000           0.22           12/29/99            12/28/02            12/29/97
     3         Realmuto, Charles          25,000           0.13            3/13/00             3/12/03             3/13/98
     1         Recinos, Luis              13,173           0.22            12/3/98             12/1/01             12/2/96
     2         Recinos, Luis              10,379           0.22           12/29/99            12/28/02            12/29/97
     1         Rivera, Walter              6,050           0.3438          7/21/01             7/20/04             7/21/99
     1         Roe, George R., II         13,867           0.22            12/3/98             12/1/01             12/2/96
     2         Roe, George                50,000           0.22           12/29/99            12/28/02            12/29/97
     3         Roe, George                25,000           0.375          11/13/00            11/12/03            11/13/98
     1         Rohani, Ali                10,180           0.3438          7/21/02             7/20/04             7/21/99
     1         Rosado, Luis               13,089           0.3438          7/21/01             7/20/04             7/21/99
     1         Rosenberg, David           16,640           0.22            12/3/98             12/1/01             12/2/96
     2         Rosenberg, Dave            50,000           0.22           12/29/99            12/29/02            12/29/97
     3         Rosenberg, David           50,000           0.375          11/13/00            11/12/03            11/13/98
     1         Russell, Terrence           6,806           0.3438          7/21/01             7/20/04             7/21/99
     1         Schrimpf, Douglas          13,867           0.22            12/3/98             12/1/01             12/2/96
     2         Schrimpf, Doug             11,960           0.22           12/29/99            12/28/02            12/29/97
     3         Schrimpf, Doug             50,000           0.13            3/13/00             3/12/03             3/13/98
     4         Schrimpf, Doug             25,000           0.375          11/13/00            11/12/03            11/13/98
     2         Schuler, Richard E.        14,000           0.22           12/29/99            12/28/02            12/29/97
     1         Tarnawski, Edward          40,000           0.22            12/3/98             12/1/01             12/2/96
     1         Vetter, Larry              14,933           0.22            12/3/98             12/1/01             12/2/96
     2         Vetter, Larry              50,000           0.22           12/29/99            12/28/02            12/29/97
     3         Vetter, Larry              25,000           0.375          11/13/00            11/12/03            11/13/98
     1         Walsh, Christopher J.       7,111           0.22             3/1/99             2/28/02             2/28/97
     2         Walsh, Christopher J.      12,000           0.22           12/29/99            12/28/02            12/29/97
     3         Walsh, Christopher J.      50,000           0.13            3/13/00             3/12/03             3/13/98
     1         Walsh, Harry                3,236           0.22             3/1/99             2/28/02             2/28/97
     2         Walsh, Harry                5,460           0.22           12/29/99            12/28/02            12/29/97
     1         Wang, Nancy                 8,168           0.3438          7/21/01             7/20/04             7/21/99
     1         White, Robert              13,173           0.22            12/3/98             12/1/01             12/2/96
     1         Zabransky, Thomas          15,600           0.22            12/3/98             12/1/01             12/2/96
     2         Zabransky, Tom             12,282           0.22           12/29/99            12/28/02            12/29/97
     3         Zabransky, Tom             25,000           0.375          11/13/00            11/12/03            11/13/98
     1         Zaccarini, Juan             9,867           0.22            12/3/98             12/1/01             12/2/96
     2         Zaccarini, Juan             7,770           0.22           12/29/99            12/28/02            12/29/97
               TOTALS                  2,216,958


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